UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2015

URBAN BARNS FOODS INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-53942
Commission File Number

Office 205 – 290 Lakeshore Road
Pointe-Claire, Quebec, Canada H9S 4L3
(Address of principal executive offices)

Registrant’s telephone number, including area code: 514-907-4989

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On August 14, 2015, Urban Barns Foods Inc. (the “Company”) was notified that Saturna Group Chartered Accountants LLP (“Saturna”), the Company’s independent registered public accounting firm, had resigned its engagement with the Company, effective immediately. The decision of Saturna to resign was entirely due to the five year partner rotation rule established by the Securities and Exchange Commission (the “SEC”) and was accepted by the Board of Directors of the Company (the “Board”) on August 17, 2015. Concurrent with accepting Saturna’s resignation, the Board appointed Dale Matheson Carr-Hilton Labonte LLP (“DMCL”) as the Company’s new independent registered public accounting firm.

During the fiscal years ended July 31, 2014 and 2013, and through August 17, 2015, neither the Company nor anyone acting on its behalf consulted DMCL regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that DMCL concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The reports of Saturna regarding the Company’s financial statements for the fiscal years ended July 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended July 31, 2014 and 2013, and through August 14, 2015, the Company did not (i) have any disagreements (as defined in Item 304(a)(1(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Saturna on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Saturna, would have caused it to make reference thereto in connection with its reports; or (ii) experience any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Saturna with a copy of this disclosure on August 14, 2015 and requested that Saturna furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of the letter, dated August 14, 2015, is filed as Exhibit 16.1 to this current report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.1	Letter from Saturna to the SEC dated August 14, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 19, 2015	Urban Barns Foods Inc.
(Registrant)

	By:	/s/ Horst Hueniken
Horst Hueniken
President, Chief Executive Officer, Secretary,
Treasurer, Director